BALLROOM DANCE FITNESS, INC.
                          9000 Burma Road, Suite 104
                      0020Palm Beach Gardens, Florida 33403
                               (754) 366 - 5435

                     Subscription Documents and Procedure

	Each prospective investor for the shares of Common Stock of Ballroom Dance Fitness, Inc., a Florida corporation (the "Company"), is required to complete, execute and return to the Company the following documents:

SUBSCRIPTION AGREEMENT: Please complete all the open lines, date and sign it on the Signature Page.

PURCHASER QUESTIONNAIRE: Please complete, date and sign the Purchaser Questionnaire. All items on the Questionnaire must be completed.

     Return the completed documents, to:

                         BALLROOM DANCE FITNESS, INC.
                          9000 Burma Road, Suite 104
                       Palm Beach Gardens, Florida 33403
                         Attention:  William G. Forhan
                          Telephone: (754) 366 - 5435

Subscriptions will generally be sold in increments of 1,000 Shares at $0.40 per share for $400.00, except that the Company may, in its sole discretion, accept subscriptions for fewer Shares because there is no minimum investment.

Please deliver the purchase price for the Shares being purchased TO THE ABOVE ADDRESS ALONG WITH THE COMPLETED SUBSCRIPTION DOCUMENTS.

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                            SUBSCRIPTION AGREEMENT

                            ----------------------

Mail to:

Ballroom Dance Fitness, Inc.
9000 Burma Road, Suite 104
Palm Beach Gardens, Florida 33403
Attention:  William G. Forhan

Ladies and Gentlemen:

	The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for the number of shares of common stock of Ballroom Dance Fitness, Inc., a Florida corporation (the "Company"), set forth on the signature page to this Agreement.

	The Company is offering a total of up to 6,000,000 shares of common stock, par value $0.0001 per share ("Shares"). The Shares are being offered at $0.40 per Share, for an aggregate purchase price of up to $2,400,000. The offering is being conducted on a "best efforts" basis by the Company, and completion of the offering is not subject to the purchase of a minimum number of Shares. All funds will be deposited directly in the treasury of the Company. The Shares are sometime hereinafter referred to as the "Securities". Subscriptions will generally be sold in increments of 1,000 Shares for $400.00, except that the Company may, in its sole discretion, accept subscriptions for fewer Shares because there is no minimum investment.

1. Subscription.

	Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the number of Shares set forth on the signature page of this Agreement, for an aggregate purchase price equal to $0.40 times the number of Shares being subscribed for (the "Purchase Price").

	The Securities shall be paid for by the delivery of the Purchase Price by personal or corporate check which is being delivered contemporaneously herewith.

2. Conditions to Offer.

	The offering is made subject to the following conditions: (A) you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; (B) this offer shall not be deemed accepted by you unless and until you have so signified on the signature page to this Agreement and the Purchase Price has been received in cleared United States dollars and (C) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

	If less than the total number of Securities offered hereby is sold, the Company, in its sole discretion, may use all proceeds received and not return any subscriptions it has accepted from investors subject to the conditions described hereafter. The Company also reserves the right to undertake separate additional offerings on the same or varying offering terms.

	Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.


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3. Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A)	The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

(B)	The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered investment advice except as contained herein and in the prospectus.

(C)	The undersigned has not authorized any person or institution to act as
Purchaser Representative for the undersigned (as that term is defined under Securities Exchange Act of 1933) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters to be of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers, as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

(D)	The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal and has no need for liquidity of this investment in the Company; (ii) can afford (a) to hold securities for an indefinite period of time; and (b) to sustain a complete loss of the entire amount of the purchase price for the Securities; and (iii) has not made an overall commitment to investments that are not readily marketable, which is disproportionate so as to cause such overall commitment to become excessive.

(E)	The undersigned acknowledges and understands that only the information contained in the prospectus should be relied upon. The undersigned further acknowledges that to the extent necessary, it has been afforded the opportunity to ask questions of, and receive satisfactory answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and that this information is consistent with the information contained in the prospectus.

(F)	The undersigned acknowledges that the Shares of common stock issuable have been registered under the registration statement Form S-1 under the Securities Act of 1933, as amended.

(G)	The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by state or federal authorities.

(H)	The Securities are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution except as may be permitted by federal and state securities laws. By such representation, the undersigned means that no other person has a beneficial interest in the Securities, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws.

(I)	The undersigned agrees not to sell, transfer, pledge or otherwise dispose of or encumber the Securities except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

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 (J)	The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this Section
3 are true as of the date hereof and shall survive such date.

4. Indemnification.

The undersigned understands that the Securities are being offered with registration and that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

5. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby, or in any manner, waive any rights granted to him under federal or state securities laws.

6. Revocation.

The undersigned agrees that it shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, except pursuant to the applicable rules and regulations under the Act or applicable state securities laws. This Subscription Agreement shall survive the death or disability of the undersigned.

7. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

8. Risks of New Business.

The undersigned has been advised that the Company's business is subject to a high degree of risk and there is no assurance that the Company will succeed, become profitable or that investors in the Company will receive a return on all of any part of their investment. THIS IS A HIGHLY SPECULATIVE INVESTMENT THAT SHOULD NOT BE MADE BY ANYONE WHO CANNOT AFFORD TO SUSTAIN A LOSS OF ITS ENTIRE INVESTMENT. Among the risks attendant to an investment in the Company are those contained in the Company's public filings (viewable at www.sec.gov) is incorporated herein by reference.

9. Miscellaneous.

(A)	All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company.

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(B)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C)	The provisions of this Subscription Agreement shall survive the execution thereof.

(D)	This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within Dade Broward County, Florida (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personal jurisdiction of any Federal or State court of competent jurisdiction within Dade Broward County, Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within Dade Broward County, Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

11. Certification.

The undersigned has read this entire Subscription Agreement and certifies that every statement on the part of the undersigned is true and complete.

12. Specific State Legends.

FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN
SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID. SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                   [SIGNATURE PAGE FOR INDIVIDUAL INVESTORS]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his or her signature has been subscribed and sworn to below.

Number of Shares:	____________________ at $0.40 per Share

Aggregate Purchase Price:	$____________________

         _______________________________________
         Print Name of Investor

         _______________________________________
         Signature of Investor

         _______________________________________
         Address

         _______________________________________

         _______________________________________
         Social Security Number

         _______________________________________
         Print Name of Joint Investor

         _______________________________________
         Signature of Joint Investor

         Shares to be Registered as Follows:

        _______________________________________

_______________________________________

Accepted as of the ______ day of _______________, 2010

BALLROOM DANCE FITNESS, INC.


By: _____________________________
William G. Forhan, Chief Executive Officer

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             [SIGNATURE PAGE FOR CORPORATIONS, PARTNERSHIPS, TRUST
                         AND OTHER BUSINESS ENTITIES]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Number of Shares:	_____________________ at $0.40 per Share

Aggregate Purchase Price:           $____________________

         _______________________________________
         Print Name of Investor Entity

         _______________________________________
         Print Name and Title of Authorized Signatory

         _______________________________________
         Signature of Authorized Signatory

         _______________________________________
         Tax I.D. Number of Investor Entity

         _______________________________________
         Address

         _______________________________________
         Shares to be Registered as Follows:

        _______________________________________

_______________________________________

Accepted as of the ______ day of _______________, 2010

BALLROOM DANCE FITNESS, INC.


By: _____________________________
William G. Forhan, Chief Executive Officer


                                        8
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                            PURCHASER QUESTIONNAIRE

Mail to:

Ballroom Dance Fitness, Inc.
9000 Burma Road, Suite 104
Palm Beach Gardens, Florida 33403
Attention:  William G. Forhan

Gentlemen:

The information contained herein is being furnished to Ballroom Dance Fitness, Inc., a Florida corporation (the "Company") in order that it may determine whether to accept a subscription offer for Securities made by me. I understand that the information is needed for the Company to determine whether you have reasonable grounds to believe that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the proposed investment in the Company. I understand that (a) you will rely on the information contained herein for purposes of such determination; (b) this questionnaire is not an offer to purchase the Securities in any case where such offer would not be legally permitted.

Information contained in this questionnaire will be kept confidential by the Company and its agents, employees or representatives. I understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

Please answer all questions. If the answer is "none" or "not applicable," please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.       Name: _______________________________________

Age: _________________

Social Security Number: _____________________

No. of Dependents: ___

Marital Status: _____________________________

Citizenship: _________

Residence Address and Telephone Number: _______________________________

_______________________________________________________________________


_______________________________________________________________________

2.       State/Jurisdiction in which you:

                  Are licensed to drive?
_______________________________________

                  Are registered to vote?
______________________________________

                  File income tax returns?
_____________________________________

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                  Employer and Position:
_______________________________________


_____________________________________________________

3.       Business Address and Telephone Number:
________________________________


_______________________________________________________________________


_______________________________________________________________________

4.       Business or professional education and the degrees received are as follows:

         School                         Degree                     Year
Received


_______________________________________________________________________


_______________________________________________________________________


_______________________________________________________________________


_______________________________________________________________________

5.       (a) Individual income during 2008:	_____ $ 50,000 - $100,000
             (exclusive of spouse's		_____ $100,000 - $200,000
             income)				_____ over $200,000

         (b) Individual income during 2009:	_____ $ 50,000 - $100,000
             (exclusive of spouse's		_____ $100,000 - $200,000
             income)				_____ over $200,000

         (c) Estimated income during 2010;	_____ $ 50,000 - $100,000
             (exclusive of spouse's		_____ $100,000 - $200,000
             income)				_____ over $200,000

         (d) Joint income, with spouse,		_____ $100,000 - $300,000
             during 2008 over			_____ $300,000

(e) Joint income, with spouse,			_____ $100,000 - $300,000
             during 2009			_____ over $300,000

         (f) Estimated joint income,		_____ $100,000 - $300,000
             with spouse, for 2010		_____ over $300,000

6.       Estimated net worth			_____ under $1,000,000
         (may include joint net			_____ over $1,000,000
         worth with spouse) (excluding
         value of primary residence)

The term "net worth" means the excess of total assets over liabilities. In computing net worth, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan.

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7.       Total assets if a corporation	_____ under $5,000,000
         or other entity:		_____ over $5,000,000

8. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes ___ No _____. If Yes, please provide details:

_______________________________________________________________________


_______________________________________________________________________


_______________________________________________________________________

9. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ___ No___

10. I understand the full nature and risk of an investment in the Securities, and I can afford the complete loss of my entire investment. Yes
___ No ___

11. I am able to bear the economic risk of an investment in the Securities for an indefinite period of time and understand that an investment in the Securities is illiquid. Yes ___ No ___

12. I understand that there is currently no market for the Securities and that one may never develop or if developed, be sustained. Yes ___ No ___

13.      Have you participated in other private placements of securities? Yes
___ No ___

14. Prior to tendering payment for the shares, I received a copy of and read prospectus dated October 28, 2009.

15.	I am a bona fide resident of the state of
________________________________ or ______ a non-US resident.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(i)	The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

(ii)	I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

(iii)	I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

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	IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this
_________ day of ___________, 2010, and declare that it is truthful and correct to the best of my knowledge.

_________________________________

Signature of Prospective Investor

_________________________________

Signature of Prospective Investor

_________________________________

Company or Entity Name

By: _____________________________

Title: __________________________

Please register the Shares, which I am purchasing in the following name(s):

____________________________________________________

As (check one)

__Individual	__Tenants in Common	__Existing Partnership

__Joint Tenants	__Corporation	__Trust

__IRA	__Minor with adult custodian under

	The Uniform Gift to Minors Act

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